                                                                 EXHIBIT 10.2(c)

                             AMENDMENT NO. 2 TO THE
                 LARGE ACCOUNT RESELLER REBATE ADDENDUM TO THE
                     MICROSOFT 1995/1996 CHANNEL AGREEMENT

This Amendment No. 2 ("Amendment") amends that certain Large Account Reseller Rebate Addendum (as amended "Addendum") to The Microsoft 1995/1996 Channel Agreement (as amended "Agreement") dated July 1, 1995, between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and SOFTWARE SPECTRUM, INC. ("CUSTOMER") having its principal place of business at 2140 Merritt Drive, Garland, TX 75041. The Addendum is hereby amended as follows:

2. TERM AND TERMINATION

The first sentence of the section is replaced with the following:

"This Addendum shall be effective as of July 1, 1996, and shall expire December 31, 1996."

The Addendum is amended to include the following as Section 6:

"6. FAILURE TO EXECUTE

CUSTOMER shall not be eligible to receive Rebates or Opportunity Marketing Funds until both CUSTOMER and MS have executed this Addendum. Should CUSTOMER fail to execute, or should MS be unable to execute this Addendum by July 1, 1996, for each full month after July 1, 1996, in which this Addendum is not executed, CUSTOMER shall forfeit such month's Achievement Rebate."

SCHEDULE B, REBATE PROGRAM GUIDELINES.

Schedule B is replaced in its entirety with the attached Schedule D.

IN WITNESS WHEREOF, the parties have signed this Amendment on the date indicated below. This Amendment is hereby made part of the Addendum. All terms and conditions of the Addendum not amended herein shall remain in full force and effect. This Amendment is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS")             SOFTWARE SPECTRUM, INC.
                                         ("CUSTOMER")



By: /s/JOHAN LIEDGREN                    By:/s/KEITH R. COOGAN
----------------------------             -------------------------------

Johan Liedgren                            Keith R. Coogan
----------------------------             -------------------------------
Name (please print)                      Name (please print)

Director, Channel Policies                Executive Vice President - COO
----------------------------             -------------------------------
Title                                    Title

         8/2/96                                    July 1, 1996
----------------------------             -------------------------------
Date                                     Date



                Microsoft Confidential - Disclosure Prohibited

                                   SCHEDULE D

                             JULY - DECEMBER, 1996
                             LARGE ACCOUNT RESELLER
                               REBATE GUIDELINES

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                         SELECT REBATE PROGRAM OVERVIEW
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PROGRAMS: Microsoft offers four (4) Select rebate programs for the July -
December, 1996 Rebate period:

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            Rebate Program                       Maximum Percentage Available
================================================================================
Achievement Program                                     *
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Total Sales-out Program                                 *
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Open License Sales-out Program                          *
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Desktop Business Systems Sales-out Program              *
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Total                                                   *
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REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a
Microsoft Purchase Credit forty-five (45) days after the end of each quarterly Rebate Period (i.e. November 15th for the July - September, 1996 quarter). Rebates are calculated by multiplying the achieved rebate percentage by the total Qualified Select Sales for the Rebate Period. All Microsoft Select revenue will be included in calculating CUSTOMER's performance against the Select Rebate goals. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Select Rebate goals, but shall not be included in CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment. Only revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994 (excluding any Microsoft Select Maintenance) will be included in CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment.

ANY ISSUES SURROUNDING REBATES SHOULD BE SENT IN WRITING TO KRISTIN WEEBER, MARKETING MANAGER, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute Rebate payment.

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                           ACHIEVEMENT REBATE PROGRAM
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PROGRAM OBJECTIVES: The objective of the Achievement Rebate Program is to provide incentive for CUSTOMER to comply with Microsoft contractual requirements for payments, Street Dates, reporting and EDI ordering for Select 3.O.

ACHIEVEMENT: During any given month, failure achieve with any or all of the current Achievement criteria will result in the forfeiture of the entire Achievement Rebate for that month.

1. MICROSOFT PAYMENT REQUIREMENTS

Microsoft requires its customers to pay its invoices within terms. In order to maintain compliance, one hundred percent (100%) of the gross invoice value for non-Select and eighty-five (85%) of the gross invoice value for Select must be current as of Microsoft's fiscal month-end. Additionally, no greater than one percent (1%) of the gross value for Select invoices shall be past net 60 days. Unapplied credits will be excluded from the calculation.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

Amendment No. 2 to The Large Account
Reseller Rebate Addendum to The                                        Page D1
Microsoft Channel Agreement

2. MICROSOFT STREET DATE REQUIREMENTS

From time to time, Microsoft may announce a new Product or new versions of an existing Product for which Microsoft shall set a Street Date. In order to comply with the Street Date requirements, CUSTOMER shall not:

                 * Ship or deliver the product to any end-user customer prior to the Street Date.
                 * Accept any end user payment for the product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the end user on or after the Street Date.
                 * Advertise, merchandise, or promote the product to end user customers until it is officially announced by Microsoft. Usually, the product announcement is on the Street Date. If the product announcement is earlier than the Street Date, Microsoft will clearly communicate the announce date to the channel. If product is announced by Microsoft before the Street Date, the product can be advertised, merchandised and/or promoted immediately after such announcement, provided that all such promotions clearly state that the product is not yet available for purchase.
                 * Allow its distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date product to any individual sales office, retail store, or outlet which Microsoft in its sole discretion has determined to be in violation of the Street Date Requirements.

In the event CUSTOMER violates the Street Date for any special products specified in a Microsoft Street Date letter, CUSTOMER shall forfeit up to the entire Achievement Rebate for the six month Rebate period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, Microsoft may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future product until the Street Date of such product.

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to STREET DATE VIOLATIONS AT MICROSOFT AT (206) 936-7329. Once a violation has been reported, Microsoft shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, Microsoft must receive a dated sales receipt.

3. MICROSOFT REPORTING REQUIREMENTS

CUSTOMER must comply with the reporting requirements as outlined in CUSTOMER's amended 1995/1996 Channel Agreement and/or Senior Partner Marketing Fund and Reporting Agreement, as applicable.

4. MICROSOFT TRANSACTION REQUIREMENTS

Electronic Data Interchange format ("EDI") transactions include, but are not limited to 850/855 EDI transactions and all other EDI reporting requirements which may be required by MS and in the EDI Implementation Guide provided by MS from time to time. CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month.

ACHIEVEMENT REBATE CALCULATION: The Microsoft Achievement Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Achievement Rebate criteria in a given month, CUSTOMER will be entitled to a Rebate payment
equal to    *    of that month's total Qualified Select Sales. The Rebate
payment will be made forty-five (45) days after the end of each quarterly Rebate Period.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

Amendment No. 2 to The Large Account
Reseller Rebate Addendum to The                                         Page D2
Microsoft Channel Agreement

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                           SALES-OUT REBATE PROGRAMS
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REBATE GOALS: CUSTOMER has first quarter Sales-out goals and total Semester
Sales-out goals. CUSTOMER's performance for the first three months of the July
- December, 1996, Semester will be measured against the first quarter Sales-out goals. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible Rebates earned based on performance against the first quarter goals. At the end of the Semester, CUSTOMER will be measured on their six-month performance against the total Semester goals. Even if CUSTOMER does not meet 100% of the first quarter goals, CUSTOMER can still achieve 100% of the Semester goals provided that the Semester goals are met at the end of the Rebate Period.

SALES-OUT DEFINITIONS/MEASUREMENT: MS Product Sales-out is defined as those MS net product units sold through CUSTOMER's outlet locations. CUSTOMER's full packaged product, Microsoft Open License, and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to MS. Licensing sales (Select, Microsoft Maintenance) are captured and generated by MS' financial systems and included in total sales-out used to measure product sales-out rebate performance.

Any Microsoft Select 2.x and 1.x and Microsoft Maintenance revenue credit is granted as MS recognizes the revenue. This occurs when MS has received the customer's license reporting. Following receipt of reporting, MS bills the customer/reseller and simultaneously recognizes the revenue.

PAYMENT: At the end of the Semester, CUSTOMER will be paid Sales-out Rebates based on performance against the Semester goals. If CUSTOMER achieves greater than sixty percent (60%) of each Semester sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible Sales-out Rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of any Sales-out Rebate goal, CUSTOMER will not receive any portion of that Sales-out Rebate.

Although MS pays the Sales-out Rebate ultimately based on performance against the Semester sales-out goal, MS also pays a sales-out Rebate at the end of the first quarter based on performance against the first quarter goal. MS pays a portion of the Rebate after the first quarter to provide incentive for CUSTOMER to focus on sales-out throughout the entire Semester. The scale for the first quarter payment is the same as the scale for the Semester payment. The first quarter payment amount will be subtracted from the final Semester payment for the Sales-out Rebate.

Example: If CUSTOMER has a quarterly Desktop Business Systems sales out goal of $1,000,000 and a total Semester Desktop Business Systems goal $2,500,000, and CUSTOMER sells $800,000 over the first quarter period and $2,600,000 over the entire Semester period, CUSTOMER will receive the following Rebate payments:

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    PERIOD       GOAL      SELL-THROUGH              PAYMENT
                             ACHIEVED
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First Quarter     *            *             *  eligible Rebate  of July -
                                           September sales.
--------------------------------------------------------------------------------
 Semester         *            *             *  eligible Rebate  of July -
                                           December sales less first quarter
                                           payment. The maximum allowable
                                           Rebate is   *
--------------------------------------------------------------------------------

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

Amendment No. 2 to The Large Account
Reseller Rebate Addendum to The                                         Page D3
Microsoft Channel Agreement

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                         TOTAL SALES-OUT REBATE PROGRAM
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REBATE PERCENTAGES: The total possible Rebate percentage achievable for the
Total Sales-out Rebate Program is * of Qualified Sales for the July - December, 1996 Semester.

CUSTOMER's Total Sales-out Rebate Program goals are as follows:

        o       Quarter 1 Goal (July - September, 1996):        *
        o       Semester Goal (July - December, 1996):          *

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                     OPEN LICENSE SALES-OUT REBATE PROGRAM
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REBATE PERCENTAGES: The total possible Rebate percentage achievable for the
Open License Sales-out Rebate Program is * of Qualified Sales for the July - December, 1996 Semester.

CUSTOMER's Open License Sales-out Rebate Program goals are as follows:

        o       Quarter 1 Goal (July - September, 1996):        *
        o       Semester Goal (July - December, 1996):          *

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                DESKTOP BUSINESS SYSTEMS SALES-OUT REBATE PROGRAM
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REBATE PERCENTAGES: The total possible Rebate percentage achievable for the
Desktop Business Systems Sales-out Rebate Program is * of Qualified Sales for the July - December, 1996 Semester.

REBATE GOALS: CUSTOMER must meet a minimum Microsoft(R) BackOffice client license unit sales goal in order to receive any portion of the Desktop Business Systems Rebate. Provided that CUSTOMER meets the client license unit sales goal, CUSTOMER's achievement against the Desktop Business Systems goal will be based on CUSTOMER's performance against the Desktop Business Systems revenue goal.

CUSTOMER's Microsoft(R) BackOffice unit sales goals are as follows:

        o       Quarter 1 Goal (July - September, 1996):        *
        o       Semester Goal (July - December, 1996):          *

CUSTOMER's Desktop Business Systems Sales-out Rebate Program goals are as follows:

        o       Quarter 1 Goal (July - September, 1996):        *
        o       Semester Goal (July - December, 1996):          *

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

Amendment No. 2 to The Large Account
Reseller Rebate Addendum to The                                         Page D4
Microsoft Channel Agreement